                        UNITED STATES BANKRUPTCY COURT
                        NORTHERN DISTRICT OF CALIFORNIA



IN RE:  FOCUS SURGERY, INC., DEBTOR .    |           CASE NO.  96-41107-N
                                         |
EMPLOYER'S TAX IDENTIFICATION            |           CHAPTER 11
NO.:     77-0332937                      |           MONTHLY OPERATING REPORT
                                         |           (GENERAL BUSINESS CASE)
                                         |
-----------------------------------------

                         SUMMARY OF FINANCIAL STATUS

MONTH ENDED        SEP-97
               ---------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                             End of        End of        As of
                                            Current        Prior        Petition
2.  ASSET/Liability Summary                  Month         Month         Filing
                                             -----         -----         ------
    CURRENT ASSETS (MARKET VALUE)           $500,834      $500,439      $502,204
                                            --------      --------    ----------
    TOTAL ASSETS (MARKET VALUE)             $500,834      $500,439    $2,152,204
                                            --------      --------    ----------
    CURRENT LIABILITIES                      $77,248       $72,385
                                            --------      --------    ----------
    TOTAL LIABILITIES                       $427,248      $422,385      $831,829
                                            --------      --------    ----------

                                                                      Petition
3.  Statement of Cash Receipts &             Current        Prior      Date to
      Disbursements for Month                 Month         Month     Month End
                                              -----         -----     ---------
    a.  TOTAL RECEIPTS                          $273        $1,437    $1,475,893
                                            --------      --------    ----------
    b.  TOTAL DISBURSEMENTS                     $878        $2,962    $1,017,632
                                            --------      --------    ----------
    c.  EXCESS (DEFICIENCY) OF RECEIPTS
         OVER DISBURSEMENTS (a - b)            ($605)      ($1,525)     $458,261
                                            --------      --------    ----------
    d.  CASH BALANCE BEGINNING OF MONTH     $478,439      $479,964
                                            --------      --------
    e.  CASH BALANCE END OF MONTH (c + d)   $477,834      $478,439
                                            --------      --------
                                            --------      --------

4.  Post-petition Liabilities &
     Receivables                           Receivables               Liabilities
                                           -----------               -----------
    BALANCE AT END OF PREVIOUS MONTH                                     $72,385
                                            --------                  ----------
    BALANCE AT END OF CURRENT MONTH                                      $77,248
                                            --------                  ----------

5.  Past Due Post-petition Liabilities
    BALANCE AT END OF PREVIOUS MONTH
      (OVER 30 DAYS)                                                     $23,760
                                                                      ----------
    BALANCE AT END OF CURRENT MONTH
      (OVER 30 DAYS)                                                     $23,760
                                                                      ----------

                                                            Yes           No
6.  ARE ALL FEDERAL, STATE, AND LOCAL TAXES                 ---           --
    CURRENT? (IF NO, ATTACH SCHEDULE OF
    UNPAID ITEMS)                                            X
                                                          --------    ----------
7.  HAVE ANY PAYMENTS BEEN MADE TO PRE-PETITION
    CREDITORS, OTHER THAN PAYMENTS IN THE NORMAL
    COURSE TO SECURED CREDITORS OR LESSORS? (IF YES,
    ATTACH LISTING INCLUDING DATE OF PAYMENT, AMOUNT
    OF PAYMENT AND NAME OF PAYEE)                                          X
                                                          --------    ----------
8.  HAVE ANY PAYMENTS BEEN MADE TO OFFICERS,
    INSIDERS, SHAREHOLDERS, RELATIVES? (IF YES,
    ATTACH LISTING INCLUDING DATE OF PAYMENT, AMOUNT
    AND REASON FOR PAYMENT, AND NAME OF PAYEE)                             X
                                                          --------    ----------
9.  HAVE ANY PAYMENTS BEEN MADE TO PROFESSIONALS?
    (IF YES, ATTACH LISTING INCLUDING DATE OF
    PAYMENT, AMOUNT OF PAYMENT AND NAME OF PAYEE)                          X
                                                          --------    ----------
10. IF YOU ANSWERED YES TO LINE 7,8, OR 9, WERE ALL
    SUCH PAYMENTS APPROVED BY THE COURT?
                                                          --------    ----------

11. IS THE ESTATE INSURED FOR REPLACEMENT COST OF
    ASSETS AND FOR GENERAL LIABILITY?                                      X
                                                          --------    ----------
12. ARE U.S. TRUSTEE QUARTERLY FEES CURRENT?                 X
                                                          --------    ----------

    I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE REVIEWED THE ABOVE SUMMARY AND ATTACHED FINANCIAL STATEMENTS, AND AFTER MAKING REASONABLE INQUIRY BELIEVE THAT THESE DOCUMENTS ARE CORRECT.

    DATE:     NOVEMBER 10, 1997                       /S/  RICK REDETT
         -------------------------               -----------------------------
                                                      RESPONSIBLE INDIVIDUAL

                                BALANCE SHEET

                           (General Business Case)

                   FOR THE MONTH ENDED        SEP-97
                                           -----------

                                  ($____)

    Assets


                                                 From Schedules   Market Value
                                                 --------------   ------------
    Current Assets
1      CASH AND CASH EQUIVALENTS - UNRESTRICTED                     $477,834
                                                                  ------------
2      CASH AND CASH EQUIVALENTS - RESTRICTED
                                                                  ------------
3      ACCOUNTS RECEIVABLE (NET)                        A            $19,000
                                                                  ------------
4      INVENTORY                                        B                 $0
                                                                  ------------
5      PREPAID EXPENSES                                               $3,000
                                                                  ------------
6      OTHER:  INTEREST RECEIVABLE                                    $1,000
             ----------------------------------------             ------------
7
       ----------------------------------------------             ------------
8           Total Current Assets                                    $500,834
                                                                  ------------


    Property and Equipment (Market Value)
9      REAL PROPERTY                                    C                 $0
                                                                  ------------
10     MACHINERY AND EQUIPMENT                          D                 $0
                                                                  ------------
11     FURNITURE AND FIXTURES                           D                 $0
                                                                  ------------
12     OFFICE EQUIPMENT                                 D                 $0
                                                                  ------------
13     LEASEHOLD IMPROVEMENTS                           D                 $0
                                                                  ------------
14     VEHICLES                                         D                 $0
                                                                  ------------
15     OTHER:                                           D
             ----------------------------------------             ------------
16                                                      D
       ----------------------------------------------             ------------
17                                                      D
       ----------------------------------------------             ------------
18                                                      D
       ----------------------------------------------             ------------
19                                                      D
       ----------------------------------------------             ------------

20          Total Property and Equipment                                  $0
                                                                  ------------

    Other Assets
21     PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY               $0
       ----------------------------------------------             ------------
22     ALL TECHNOLOGY SOLD TO TAKAI HOSPITAL IN JULY 1996.
       ----------------------------------------------             ------------
23
       ----------------------------------------------             ------------
24
       ----------------------------------------------             ------------

25          Total Other Assets                                            $0
                                                                  ------------

26          Total Assets                                            $500,834
                                                                  ------------
                                                                  ------------



    NOTE: INDICATE THE METHOD USED TO ESTIMATE THE MARKET VALUE OF ASSETS (E.G.,
          APPRAISALS; FAMILIARITY WITH COMPARABLE MARKET PRICES, ETC.) AND
          THE DATE THE VALUE WAS DETERMINED.
                                            -----------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------

                          LIABILITIES AND EQUITY

                         (General Business Case)

                                  ($____)


    Liabilities                                  From Schedules
      Post-petition                              --------------

        Current Liabilities
27        SALARIES AND WAGES
                                                                  ------------
28        PAYROLL TAXES
                                                                  ------------
29        REAL AND PERSONAL PROPERTY TAXES
                                                                  ------------
30        INCOME TAXES
                                                                  ------------
31        NOTES PAYABLE (SHORT TERM)
                                                                  ------------
32        ACCOUNTS PAYABLE (TRADE)                      A            $25,010
                                                                  ------------
33        REAL PROPERTY LEASE ARREARAGE
                                                                  ------------
34        PERSONAL PROPERTY LEASE ARREARAGE
                                                                  ------------
35        ACCRUED PROFESSIONAL FEES                                  $51,438
                                                                  ------------
36        CURRENT PORTION OF LONG-TERM DEBT
           (DUE WITHIN 12 MONTHS)
                                                                  ------------
37        OTHER:    OTHER ACCRUALS                                      $800
                  ----------------------------                    ------------
38
            --------------------------------                      ------------
39
            --------------------------------                      ------------

40        Total Current Liabilities                                  $77,248
                                                                  ------------

41      Long-Term Debt, Net of Current Portion
                                                                  ------------

42        Total Post-Petition Liabilities                            $77,248
                                                                  ------------

    PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43        Secured claims                                   E
                                                                  ------------
44        PRIORITY UNSECURED CLAIMS                        E              $0
                                                                  ------------
45        GENERAL UNSECURED CLAIMS                         E        $350,000
                                                                  ------------

46        Total Pre-petition Liabilities                            $350,000
                                                                  ------------

47        Total Liabilities                                         $427,248
                                                                  ------------

    Equity (Deficit)

48
          --------------------------------                        ------------
49
          --------------------------------                        ------------
50
          --------------------------------                        ------------
51
          --------------------------------                        ------------
52     MARKET VALUE ADJUSTMENT
53        Total Equity (Deficit)                                     $73,586


54        Total Liabilities and Equity (Deficit)                    $500,834
                                                                  ------------

                                      SCHEDULES
                               (General Business Case)
                                        ($___)

                                      Schedule A
                           Accounts Receivable(Net)/Payable

                                                    Accounts       Accounts Payable        Past Due
RECEIVABLES AND PAYABLES AGEINGS                   Receivable      [Post Petition]    Post Petition Debt
                                                   ----------     ---------------    ------------------
    0 -30 DAYS                                              $0            $1,250
                                                 --------------    --------------  --
    31-60 DAYS                                              $0                $0     |
                                                 --------------    --------------    |
    61-90 DAYS                                              $0                       |          $23,760
                                                 --------------    --------------    | ----------------
    91+ DAYS                                           $19,000           $23,760     |
                                                 --------------    --------------    |
    TOTAL ACCOUNTS RECEIVABLE/PAYABLE                  $19,000           $25,010     |
                                                 --------------    --------------  --
    ALLOWANCE FOR DOUBTFUL ACCOUNTS
                                                 --------------
    ACCOUNTS RECEIVABLE (NET)                         $19,000
                                                 --------------




                                      Schedule B
                             Inventory/Cost of Goods Sold


types and amount of inventory(ies)                  cost of goods sold
----------------------------------                  -------------------
                                    inventory(ies)  INVENTORY BEGINNING OF MONTH
                                     balance at                                                     --------------
                                    end of month     ADD -                                          --------------
                                   ---------------
RETAIL/RESTAURANTS -                                       NET PURCHASES
                                                                                                    --------------
   PRODUCT FOR RESALE                                      DIRECT LABOR
                                   --------------                                                   --------------
                                                           MANUFACTURING OVERHEAD
                                                                                                    --------------
DISTRIBUTION -                                             FREIGHT IN
                                                                                                    --------------
   PRODUCT FOR RESALE                                      OTHER:
                                   --------------
                                                           --------------                           --------------
MANUFACTURER -                                             --------------                           --------------
   RAW MATERIALS                              $0
                                   --------------
   WORK-IN-PROGRESS                           $0    LESS -
                                   --------------
   FINISHED GOODS                             $0           INVENTORY END OF MONTH
                                   --------------                                                   --------------
                                                           SHRINKAGE
                                                                                                    --------------
OTHER -                                                    PERSONAL USE
                                   --------------                                                   --------------
   EXPLAIN
           ------------------
   --------------------------                       COST OF GOODS SOLD                                         $0
                                                                                                    --------------
                                                                                                    --------------
       TOTAL                                  $0
                                   --------------
                                   --------------



method of inventory control                                 inventory valuation methods
---------------------------                                ---------------------------
DO YOU HAVE A FUNCTIONING PERPETUAL INVENTORY SYSTEM?       INDICATE BY A
CHECKMARK METHOD OF INVENTORY VALUATION USED.
                  YES  X     NO
                      ---       ---
HOW OFTEN DO YOU TAKE A COMPLETE PHYSICAL INVENTORY?        VALUATION METHODS -
                                                                FIFO COST               X
                                                                                    ----------
    WEEKLY                                                 LIFO COST
                             ---                                                    ----------
    MONTHLY                                                LOWER OF COST OR
                            ---
    QUARTERLY                                                 MARKET                    X
                            ---                                                     ----------
    SEMI-ANNUALLY                                          RETAIL METHOD
                            ---                                                     ----------
    ANNUALLY                 X
                            ---
                                                           OTHER -
                                                                                    ----------
DATE OF LAST PHYSICAL INVENTORY WAS           12/31/94        EXPLAIN
                                          -----------------

---------------------------------                                      -----------------------
DATE OF NEXT PHYSICAL INVENTORY IS          NOT SCHEDULED
                                          -----------------
---------------------------------                                      -----------------------



                                      Schedule C
                                    Real Property

description                                                                                 cost               market value
-----------                                                                                 ----               ------------
----------------------------------------------------------------------------              ---------------    ---------------

----------------------------------------------------------------------------              ---------------    ---------------

----------------------------------------------------------------------------               ---------------   ---------------

----------------------------------------------------------------------------               ---------------   ---------------
   TOTAL                                                                                               $0                $0
                                                                                           ---------------   ---------------
                                                                                           ---------------   ---------------
                                      Schedule D
                               Other Depreciable Assets

DESCRIPTION                                                                                      COST          MARKET VALUE
-----------                                                                                      ----          ------------

machinery & equipment -
SEE LISTING ATTACHED TO ORIGINAL PETITION FILING - ALL EQUIPMENT SOLD TO                               $0                $0
----------------------------------------------------------------------------               ---------------   ---------------
   TAKAI HOSPITAL IN JULY 1996.
----------------------------------------------------------------------------               ---------------   ---------------

----------------------------------------------------------------------------               ---------------   ---------------

----------------------------------------------------------------------------               ---------------   ---------------

   total                                                                                               $0                $0
                                                                                           ---------------   ---------------
                                                                                           ---------------   ---------------
furniture & fixtures -
                                                                                                                         $0
----------------------------------------------------------------------------               ---------------   ---------------

----------------------------------------------------------------------------               ---------------   ---------------

----------------------------------------------------------------------------               ---------------   ---------------

----------------------------------------------------------------------------               ---------------   ---------------
   total                                                                                               $0                $0
                                                                                           ---------------   ---------------
                                                                                           ---------------   ---------------
office equipment -
SEE LISTING ATTACHED TO ORIGINAL PETITION FILING - ALL EQUIPMENT SOLD TO
----------------------------------------------------------------------------               ---------------   ---------------
TAKAI HOSPITAL IN JULY 1996.
----------------------------------------------------------------------------               ---------------   ---------------

----------------------------------------------------------------------------               ---------------   ---------------
   total                                                                                               $0                $0
                                                                                           ---------------   ---------------
                                                                                           ---------------   ---------------

leasehold improvements -
NONE - THE COMPANY DOES NOT CURRENTLY LEASE FACILITIES                                                                   $0
----------------------------------------------------------------------------               ---------------   ---------------

----------------------------------------------------------------------------               ---------------   ---------------

----------------------------------------------------------------------------               ---------------   ---------------

----------------------------------------------------------------------------               ---------------   ---------------
   total                                                                                               $0                $0
                                                                                           ---------------   ---------------
                                                                                           ---------------   ---------------

vehicles -
NONE
----------------------------------------------------------------------------               ---------------   ---------------

----------------------------------------------------------------------------               ---------------   ---------------

----------------------------------------------------------------------------               ---------------   ---------------

----------------------------------------------------------------------------               ---------------   ---------------
   total                                                                                               $0                $0
                                                                                           ---------------   ---------------
                                                                                           ---------------   ---------------


                                                                  SCHEDULE E
                                                           Pre-Petition Liabilities
                                                                                               CLAIMED              ALLOWED
  list total claims for each classification -                                                   amount            amount  (b)
---------------------------------------------------                                        --------------       ---------------
    SECURED CLAIMS  (A)                                                                          $115,778
                                                                                           ---------------      ---------------
    PRIORITY CLAIMS OTHER THAN TAXES                                                                   $0
                                                                                           ---------------      ---------------
    PRIORITY TAX CLAIMS                                                                                $0
                                                                                           ---------------      ---------------
    GENERAL UNSECURED CLAIMS                                                                     $586,534             $350,000
                                                                                           ---------------      ---------------


    (A)  LIST TOTAL AMOUNT OF CLAIMS EVEN IF UNDER SECURED.

    (B) ESTIMATED AMOUNT OF CLAIM TO BE ALLOWED AFTER COMPROMISE OR LITIGATION. AS AN EXAMPLE, YOU ARE A DEFENDANT IN A LAWSUIT ALLEGING DAMAGE OF $10,000,000 AND A PROOF OF CLAIM IS FILED IN THAT AMOUNT. YOU BELIEVE THAT YOU CAN SETTLE THE CASE FOR A CLAIM OF $3,000,000. FOR SCHEDULE E REPORTING PURPOSES YOU SHOULD LIST $10,000,000 AS THE CLAIMED AMOUNT AND $3,000,000 AS THE ALLOWED AMOUNT.

                                         STATEMENT OF OPERATIONS
                                         (General Business Case)

                                      FOR THE MONTH ENDED    SEP-97
                                                         ------------
                                             $
                                               -----------

         current month
--------------------------------------                                                  cumulative           next month
  actual     forecast    variance                                                   (case to date)           forecast
  ------     --------    --------                                                     ------------           --------
                                         REVENUES
       $0                       $0     1    GROSS SALES
----------  ---------   -----------                                                    ----------            ----------
       $0                       $0     2    LESS: SALES RETURNS & ALLOWANCES
----------  ---------   -----------                                                    ----------            ----------
       $0         $0            $0     3    NET SALES                                                               $0
----------  ---------   -----------                                                    ----------            ----------
       $0                       $0     4    LESS: COST OF GOODS SOLD    (SCHEDULE 'B')
----------  ---------   -----------                                                    ----------            ----------
       $0         $0            $0     5    GROSS PROFIT                                                            $0
----------  ---------   -----------                                                    ----------            ----------
                                $0     6    INTEREST
----------  ---------   -----------                                                    ----------            ----------
                                       7    OTHER INCOME:
                                $0     8    OTHER INCOME                                    $565
----------  ---------   -----------                                                    ----------            ----------
                                $0     9
----------  ---------   -----------                                                    ----------            ----------

       $0           $0          $0     10     total revenues                                $565                    $0
----------  ---------   -----------                                                    ----------            ----------


                                          expenses
                                $0     11   COMPENSATION TO OWNER(S)/OFFICER(S)
----------  ---------   -----------                                                    ----------            ----------
                                $0     12   SALARIES/COMMISSIONS
----------  ---------   -----------                                                    ----------            ----------
                                $0     13   MANAGEMENT FEES
----------  ---------   -----------                                                    ----------            ----------
                  $0            $0     14   DEPRECIATION                                $368,860                    $0
----------  ---------   -----------                                                    ----------            ----------
                                $0     15   TAXES:
----------  ---------   -----------                                                    ----------            ----------
                                $0     16      EMPLOYER PAYROLL TAXES
----------  ---------   -----------                                                    ----------            ----------
                                $0     17      REAL PROPERTY TAXES
----------  ---------   -----------                                                    ----------            ----------
                                $0     18      OTHER TAXES
----------  ---------   -----------                                                    ----------            ----------
                                $0     19   OTHER SELLING
----------  ---------   -----------                                                    ----------            ----------
     $785       $800           $15     20   OTHER ADMINISTRATIVE                         $37,320                  $800
----------  ---------   -----------                                                    ----------            ----------
                                $0     21   INTEREST
----------  ---------   -----------                                                    ----------            ----------
                                       22   OTHER EXPENSES:
            ---------                                                                  ----------            ----------
                                $0     23   WRITEDOWN OF RECEIVABLES AND OTHER          $252,406
----------  ---------   -----------         ---------------------------------------    ----------            ----------
                                $0     24
----------  ---------   -----------         ---------------------------------------    ----------            ----------
                                $0     25
----------  ---------   -----------         ---------------------------------------    ----------            ----------
                                $0     26
----------  ---------   -----------         ---------------------------------------    ----------            ----------
                                $0     27
----------  ---------   -----------         ---------------------------------------    ----------            ----------
                                $0     28
----------  ---------   -----------         ---------------------------------------    ----------            ----------
                                $0     29
----------  ---------   -----------         ---------------------------------------    ----------            ----------
                                $0     30
----------  ---------   -----------         ---------------------------------------    ----------            ----------

     $785       $800           $15     31     total expenses                            $658,586                  $800
----------  ---------   -----------                                                    ----------            ----------

   ($785)       ($800)         $15     32 subtotal                                     ($658,021)                ($800)
----------  ---------   -----------                                                    ----------            ----------

                                          reorganization items
   $5,257       $3,700    ($1,557)     33   PROFESSIONAL FEES                           $236,511                $3,700
----------  ---------   -----------                                                    ----------            ----------
                                $0     34   PROVISIONS FOR REJECTED EXECUTORY CONTRACTS
----------  ---------   -----------                                                    ----------            ----------
                                            INTEREST EARNED ON ACCUMULATED CASH
 ($1,273)     ($1,500)      ($227)     35   RESULTING FROM CHP 11 CASE                   (21,419)              ($1,500)
----------  ---------   -----------                                                    ----------            ----------
                                $0     36   LOSS FROM SALE OF EQUIPMENT, INVENTORY
                                            AND PATENTS                                 $450,000
----------  ---------   -----------                                                    ----------            ----------
     $500       $500            $0     37   MISCELLANEOUS                                $16,702
----------  ---------   -----------                                                    ----------            ----------
                                $0     38   SETTLEMENTS                                 $662,500
----------  ---------   -----------                                                    ----------            ----------

   $4,484     $2,700       ($1,784)    39   total reorganization items                $1,344,294                $2,200
----------  ---------   -----------                                                    ----------            ----------

  ($5,269)   ($3,500)      ($1,769)    40   net profit (loss) before federal & state
                                            taxes                                    ($2,002,315)              ($3,000)
----------  ---------   -----------                                                    ----------            ----------
                                $0     41   FEDERAL & STATE INCOME TAXES
----------  ---------   -----------                                                    ----------            ----------

 ($5,269)     ($3,500)    ($1,769)     42   net profit (loss)                        ($2,002,315)            ($3,000)
----------  ---------   -----------                                                    ----------            ----------
----------  ---------   -----------                                                    ----------            ----------



explanation of variance to statement of operations
(for variances greater than +/- 10% only)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                               (GENERAL BUSINESS CASE)

                   FOR THE MONTH ENDED      SEP-97
                                       ----------------





CASH BALANCE BEGINNING OF MONTH                                      $478,439
                                                                --------------
                                                                --------------
cash receipts  (1)                                                       $273
                                                                --------------
cash disbursements  (1)                                                  $878
                                                                --------------
excess (deficiency) of receipts over disbursements                      ($605)
                                                                --------------
cash balance end of month                                            $477,834
                                                                --------------
                                                                --------------






RECAPITULATION OF FUNDS HELD AT END OF MONTH
---------------------------------------------


                                   account 1                account 2                account 3
                                   ---------                ---------                ---------
bank                         SILICON VALLEY BANK          MERRILL LYNCH             TRUST ACCT -
                             --------------------     --------------------     --------------------
account type                       CHECKING                 CHECKING              MURRAY & MURRAY
                             --------------------     --------------------     --------------------
account no.                       3300023699                233-07K66
                             --------------------     --------------------     --------------------
account purpose             GENERAL OPERATING ACCT.        INVESTMENT
                             --------------------     --------------------     --------------------
balance, end of month                     $1,587                      $71                 $355,392
                             --------------------     --------------------     --------------------


                                   account 4                account 5                account 6
                                   ---------                ---------                ---------

bank                         SILICON VALLEY BANK
                             --------------------     --------------------     --------------------
account type                       CHECKING
                             --------------------     --------------------     --------------------
account no.                       3300023699
                             --------------------     --------------------     --------------------
account purpose                  MONEY MARKET
                             --------------------     --------------------     --------------------
balance, end of month                   $120,783
                             --------------------     --------------------     --------------------


total funds on hand for all
accounts                                $477,834
                             --------------------
                             --------------------








(1)  EXCLUDING BANK TRANSFERS BETWEEN YOUR ACCOUNTS.